Exhibit 99.1
Bank of America Merrill Lynch Leveraged Finance Conference
Orlando, FL| November 30, 2011
Doug Coltharp, Executive Vice President and Chief Financial Officer
Ed Fay, Senior Vice President and Treasurer

Exhibit 99.1
The information contained in this presentation includes certain estimates, projections and other forward-
looking information that reflect our current outlook, views and plans with respect to future events, including legislative and regulatory developments, strategy, capital expenditures, financial performance, and business model. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2010, the Form 10-Q for the quarters ended September 30, 2011, June 30, 2011, and March 31, 2011, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.
Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United
States. Our Form 8-K, dated November 30, 2011, to which the following supplemental slides are attached as
Exhibit 99.1, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.
Forward-Looking Statements

Our Company

New Hospitals
IRF (Cypress, TX opened 10/24/11)
Drake acquisition in Cincinnati, OH; expect to close Q4 2011

Portfolio - As of November 30, 2011	
	98
	28
	25
Key Statistics	
	~ 22,000
	~ $1.9 Billion
	112,514
	1,009,397
	26 + Puerto Rico

HEALTHSOUTH

Exhibit 99.1

Inpatient Rehabilitation Hospitals (“IRF”)
Outpatient Rehabilitation Satellite Clinics
Hospital-Based Home Health Agencies

Employees
Revenue in 2010
Inpatient Discharges in 2010
Outpatient Visits in 2010
Number of States
NYSE (HLS)	Exchange (Symbol)

Largest Provider of Inpatient Rehabilitative Healthcare Services in the U.S.
Marketshare
~ 8% of IRFs (Total in U.S. = 1,152) ~ 19% of Licensed Beds ~ 23% of Patients Served
CON approved for Ocala, FL;
expect to be operational Q4
2012
CON approved for Stuart, FL
(Martin County); expect to be
operational Q3 2013

Our Hospitals
Major Services
• Rehabilitation Physicians: manage and treat medical needs of patients
• Rehabilitation Nurses: oversee treatment programs of patients
• Physical Therapists: address physical function, mobility, safety
• Occupational Therapists: promote independence and re-integration
• Speech-Language Therapists: treat communication & swallowing disorders
• Case Managers: coordinate care plan with physician, caregivers and family
• Post-discharge services: outpatient therapy and home health

Exhibit 99.1

Our Patients

Most Common Conditions (Q3 2011)
1.Neurological 17.1%
2.Stroke 16.9%
3.Debility  10.9%
4.Fracture of the lower extremity 10.2%
5.Other orthopedic conditions 9.9%
6.Knee/Hip replacement 8.5%
7.Brain injury 7.7%
8.Cardiac conditions 4.2%
9.Spinal cord injury 2.8%
10.All other 11.8%
Referral Sources
94% Acute Care Hospitals
5% Physician Offices
1% Skilled Nursing Facilities
Admission to an IRF
• Physicians and acute care
 hospital case managers are key
 decision-makers.
• All IRF patients must meet
 reasonable and necessary criteria
 and must be admitted by a
 physician.
• All IRF patients must be medically
 stable and have potential to
 tolerate three hours of therapy per
 day (minimum).
• IRF patients receive 24-hour, 7
 days a week nursing care.
• Average length of stay (ALOS) =
 ~14 days
Exhibit 99.1

Exhibit 99.1
Volume:
 • Q3 2011 YTD discharge growth of 6.3%
 • On track to achieve 1.0% to 2.0% discharge growth in Q4 2011
 − Strong volume comparison in Q4 2010 of 5.9%
 − Would bring full-year discharge growth to between 4.9% and 5.2%

Guidance confirmation for full year 2011 Adjusted EBITDA (1) :
     • Q3 2011 YTD Adjusted EBITDA of $343.3 million, an increase of 15.4% over YTD 2010
     • Full-year Adjusted EBITDA guidance of $450 million to $455 million, an increase of
                              9.9% to 11.1% over 2010

Growth:
 • HealthSouth Rehabilitation Hospital of Cypress, TX began accepting patients on
 October 24, 2011.
Q4 2011 Observations (as of November 30, 2011)

(1) Reconciliation to GAAP provided on slides 16,17,18, and 20

($ in millions)
$99 Term Loan L +225
$178 Drawn
$46 LC
$337 Senior Notes 7.25%
$286 Senior Notes 8.125%
$312 Senior Notes 7.75%
2011
2012
2013
2014
2015
2017
2018
2019
2020
2021
2022

HEALTHSOUTH

Exhibit 99.1
HealthSouth is now positioned with a lower-cost, flexible capital structure…

$500
Revolver
L+225
September 30 , 2011 (3)
$276
Undrawn
2016
10% of the outstanding principal is
currently callable per annum at 103%
(1) Based on trailing four-quarter Adjusted EBITDA of $455.4 million; reconciliation to GAAP provided on slides 16,17,18, and 20.
(2) The credit agreement has a $200 million restricted payment basket for debt repayment and stock repurchases, which is subject to an annual grower basket equal to 50% of excess cash flow plus certain other amounts including net cash proceeds from certain equity issuances.
(3) Does not include $387.4 million of convertible perpetual preferred stock and capital leases and other note payables.
Capital Structure Enhancements:
▪Completed the retirement of the 10.75% notes due 2016
▪Reduced total debt by $131 million during Q3 2011; Reduced total debt by $184 since year-end 2010.
▪Leverage ratio reduced to 2.9x (1)
Debt Profile:
▪Additional debt pre-payment opportunities and flexible covenants (2)
▪No near-term maturities and well-spaced debt maturities
▪Limited exposure to higher interest rates

Reduced financial leverage has contributed to improved cash flow…

Total Debt
6.7x
$2.04
$1.81
$1.66
$1.51
$1.33
2.9x
YE 2007
YE 2008
YE 2009
YE 2010
Trailing 4 Qtrs

Adjusted Free Cash Flow (1) (2)
(millions)
$181
$173
$155
$9
($79)
$22
Swap Cash Payments
2007
2008
2009
2010
Trailing 4 Qtrs
Final swap payment in March 2011

HEALTHSOUTH.

Leverage Ratio(1)

(billions)
(1) Reconciliation to GAAP provided on slides 16 - 20.
(2) Expect full-year adjusted free cash flow to be at least $210 million reflecting growth over full-year 2010 of at least 16%.
Interest Expense
$229
$131
Exhibit 99.1

Priorities	Growth	
Potential Opportunities	Debt Reduction	
	Shareholder Distribution	

HEALTHSOUTH

Exhibit 99.1
HealthSouth’s priorities for reinvesting free cash flow…

• Additional debt prepayment (revolver, term loan and
 senior notes)
• Growth in core business
 • Bed expansions
 • De novo hospitals
 • Hospital acquisitions
 • Acute care IRF unit acquisitions/consolidations
• Purchase properties under operating leases
 • Lower capital cost
 • Greater control of property, CON and/or license
• Share repurchase ($125 million authorization)
 − Offset dilution from shares underlying convertible
 preferred stock (13.1 million shares), issued in
 settlement of securities litigation (5.0 million
 shares), and issued as a result of the Company’s
 employee stock incentive plan
• Cash dividends (one time or regular)

Expect full-year adjusted free
cash flow (1) to be at least $210
million reflecting growth over full
-year 2010 of at least 16% (as of
November 30, 2011)

(1) Reconciliation to GAAP provided on slide 19.

Medicare Reduction Emanating from the Budget Control Act:
2% Sequestration
Estimated Impact to
HealthSouth
Budget Control Act
Comments
▪ Special Committee fails and
 sequestration is triggered
 − Medicare limited to 2%
 sequestration
(million)
Net Operating Revenues  ($32.0)
Adjusted EBITDA  ($32.0)
Note: Effective 1/1/13; impact is
shown for 2013
(1) In any year for which there is sequestration, the reduction would be made from whatever level of payment would otherwise be provided under Medicare law and regulations. For example, if hospital prospective payments were scheduled to increase by 4 percent, then a 2 percent reduction (that is, payment of 98 percent of the normal payment amount) would permit some increase to remain. (Source:
 Conference Committee Report on the Balanced Budget and Emergency Deficit Control Act of 1985 as Applicable to Medicare and
 Medicaid Programs. Congressional Record (H 11706-11707) December 10, 1985)
• Effective 1/1/13; impact is shown for 2013
• Beyond 2013:
 −  Medicare reimbursement would be
 subject to market basket updates less
 healthcare reform adjustments.
 − Medicare revenues may continue to be
 subject to sequestration (1)
Above estimates assume no mitigating actions by HealthSouth
Exhibit 99.1

$120
$110
$100
$90
$80
$70
$60
$50
RECESSION
30,000
29,500
29,000
28,500
28,000
27,500
27,000
26,500
26,000
25,500
25,000
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
MMSEA (Final settlement of 60% rule)
Medicare Price Rollback & 18 Month Freeze
1st Medicare IRF Price Increase Since 2007
CMS Implements New Coverage Criteria for IRF Admissions
PPACA Signed Into Law; Price Adjustment Minus 25 bps
Price Increase With PPACA Adjustment

HEALTHSOUTH

Exhibit 99.1
HealthSouth has successfully managed through
Medicare payment cuts and an economic recession…

Adjusted EBITDA ($million)
Discharges

- Favorable demographic trends
- Non-discretionary nature of many conditions treated in IRFs
- Highly fragmented industry

- #1 market share with above industry same-store growth
- Consistent achievement of high-quality, cost-effective care
- Roll-out of state-of-the-art clinical information system

- Capital structure reset; ample liquidity, no near term maturities
- Minimal cash taxes ($5 - $8 million / year) attributable to NOLs
- Substantial free cash flow generation

- Focused labor management
- Improvements in supply chain
- Significant operating leverage of G&A expense

- Portfolio of strategically located, well-designed physical assets
- 98 IRFs[1]; 63 owned and 35 long-term, real estate leases
- Relatively low maintenance capex requirements

- Consistent same-store growth outperformance
- Bed expansion opportunities
- Flexible, accelerated de novo strategy
- Hospital acquisitions and unit consolidations

HEALTHSOUTH

Strong and Sustainable Business Fundamentals
Growth Opportunities
Financial Strengths
Industry Leading Position
Attractive Healthcare Sector

Cost-Effectiveness
Real Estate Portfolio
(1) Inclusive of non-consolidated entities
Exhibit 99.1

Appendix
Exhibit 99.1

Medicare Spending on Post-Acute Services

1.8%
2.1%
2.2%
2.1%
1.9%
1.5%
1.4%
1.3%
1.2%
1.2%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Total Medicare Spending on Post-Acute Services **$57.2 billion** in 2010

$30
$20
$10
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

HEALTHSOUTH.

Exhibit 99.1
Note: These numbers are program spending only and do not include beneficiary copayments.
Sources: Center for Medicare & Medicaid Services, Medicare Trustees Report May 2011 - Page 45 and Medpac Data Book, June 2011 -

Skilled nursing
facilities 18.1%
Home health
agencies 17.7%
Inpatient
rehabilitation
hospitals 8.4%
Long-term acute
care hospitals 5.7%

2009
Medicare
Margin
Post-Acute Settings
Inpatient rehabilitation
spending (% of total
Medicare spending)

(Millions) Corporate	Credit Rating S&P B+	Moody B1	Sept. 30, 2011	Dec. 31, 2010	Change in Debt vs. YE 2010
Advances under $500 million revolving credit facility, May 2016 - 3 Month LIBOR +225bps	BB	Ba1	$ 178.0	$ 78.0	$ 100.0
Term loan facility, May 2016 - 3 Month LIBOR +225bps	BB	Ba1	98.8	-	98.8
Bonds Payable:					
10.75% Senior Notes due 2016	B+	B2	-	495.5	(495.5)
7.25% Senior Notes due 2018	B+	B2	336.8	275.0	61.8
8.125% Senior Notes due 2020	B+	B2	285.7	285.5	0.2
7.75% Senior Notes due 2022	B+	B2	312.0	250.0	62.0
Other bonds payable			1.5	1.8	(0.3)
Other notes payable			35.9	36.4	(0.5)
Capital lease obligations			79.0	89.1	(10.1)
Long-term debt			**$ 1,327.7**	**$ 1,511.3**	**$ (183.6)**
		Debt to Adjusted EBITDA (1)	**2.9x**	**3.7x**	

HEALTHSOUTH

Debt Schedule
(1) Based on 4 quarter trailing and 2010 Adjusted EBITDA of $455.4 million and $409.6 million, respectively; reconciliation to GAAP provided on slides 16,17,18, and 20.

Exhibit 99.1

(in millions, except per share data)	2011 Q1 Total	Q1 Per Share	Q2 Total	Q2 Per Share	Q3 Total	Q3 Per Share	9 Months Total	9 Months Per Share
Net income	$ 91.5		$ 32.3		$ 68.3		$ 192.1	
Income from disc ops, net of tax, attributable to HealthSouth	(17.6)		(2.5)		(34.8)		(54.9)	
Net income attributable to noncontrolling interests	(11.7)		(10.4)		(11.3)		(33.4)	
Income from continuing operations attributable to HealthSouth [2]	62.2	$ 0.57	19.4	$ 0.14	22.2	$ 0.17	103.8	$ 0.90
Gov't, class action, and related settlements	-		(10.6)		-		(10.6)	
Pro fees - acct, tax, and legal	3.8		8.4		4.0		16.2	
Provision for income tax (benefit) expense	(7.4)		11.2		18.1		21.9	
Interest expense and amortization of debt discounts and fees	35.1		34.9		26.3		96.3	
Depreciation and amortization	19.5		19.6		19.5		58.6	
Loss on early extinguishment of debt	-		26.1		12.7		38.8	
Net noncash loss on disposal of assets	0.1		1.0		2.8		3.9	
Stock-based compensation expense	4.2		5.3		4.9		14.4	
Adjusted EBITDA [1][3]	$ 117.5		$ 115.3		$ 110.5		$ 343.3	
Weighted average common shares outstanding:								
Basic [4]		93.1		93.3		93.3		93.2
Diluted		109.0		109.5		109.2		109.1

HEALTHSOUTH

Reconciliation of Net Income to Adjusted EBITDA (1)(3)
(1) (2) (3) (4) - Notes on page 18

Exhibit 99.1

(in millions, except per share data)	Q1 Total	Q1 Per Share	Q2 Total	Q2 Per Share	Q3 Total	Q3 Per Share	Q4 Total	Q4 Per Share	Full Year Total	Full Year Per Share
	2010									
Net income	$ 50.5		$ 57.5		$ 41.9		$ 789.9		$ 939.8	
Income from disc ops, net of tax, attributable to HealthSouth	(1.2)		(3.4)		(3.4)		(1.2)		(9.2)	
Net income attributable to noncontrolling interests	(9.8)		(10.2)		(10.1)		(10.7)		(40.8)	
Income from continuing operations attributable to HealthSouth [2]	39.5	$ 0.36	43.9	$ 0.40	28.4	$ 0.24	778.0	$ 7.15	889.8	$ 8.20
Gov't, class action, and related settlements	-		-		0.8		0.3		1.1	
Pro fees - acct, tax, and legal	2.9		5.7		5.2		3.4		17.2	
Loss (gain) on interest rate swaps	4.3		(0.3)		9.0		0.3		13.3	
Provision for income tax expense (benefit)	2.4		(1.3)		(0.4)		(741.5)		(740.8)	
Interest expense and amortization of debt discounts and fees	30.5		30.1		30.8		34.2		125.6	
Depreciation and amortization	17.5		17.8		18.4		19.4		73.1	
Net noncash loss on disposal of assets	-		0.4		0.1		0.9		1.4	
Loss on early extinguishment of debt	0.3		0.1		-		11.9		12.3	
Stock-based compensation expense	3.8		4.0		3.4		5.2		16.4	
Other	-		-		0.2		-		0.2	
Adjusted EBITDA [1][3]	$ 101.2		$ 100.4		$ 95.9		$ 112.1		$ 409.6	
Weighted average common shares outstanding:										
Basic [4]		92.7		92.8		92.8		92.8		92.8
Diluted		108.0		108.2		108.3		108.8		108.5

HEALTHSOUTH

Reconciliation of Net Income to Adjusted EBITDA (1)(3)
(1) (2) (3) (4) - Notes on page 18.

Exhibit 99.1

Reconciliation Notes for Slides 16-17
1. Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-
 GAAP financial measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth.
2. Per share amounts for each period presented are based on diluted weighted average shares outstanding unless the amounts are antidilutive, in which case the per share amount is calculated using the basic share count after subtracting the $6.5 million per quarter dividend on the convertible perpetual preferred stock. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted EBITDA is a component of our guidance.
4. The dividends related to our convertible perpetual preferred stock must be subtracted from income from continuing operations when calculating basic earnings per share.

Exhibit 99.1

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

	Q3		9 Months		Full Year		
(Millions)	2011	2010	2011	2010	2010	2009	2008
Net cash provided by operating activities	$ 53.9	$ 90.8	$ 210.8	$ 263.9	$331.0	$ 406.1	$ 227.2
Impact of discontinued operations	(2.2)	(3.1)	(9.4)	(10.4)	(13.2)	(5.7)	(32.5)
Net cash provided by operating activities of continuing operations	51.7	87.7	201.4	253.5	317.8	400.4	194.7
Capital expenditures for maintenance [(1)]	(12.8)	(11.8)	(35.1)	(24.6)	(37.9)	(33.2)	(41.5)
Net settlements on interest rate swaps [(2)]	-	(10.6)	(10.9)	(33.7)	(44.7)	(42.2)	(20.7)
Dividends paid on convertible perpetual preferred stock	(6.5)	(6.5)	(19.5)	(19.5)	(26.0)	(26.0)	(26.0)
Distributions paid to noncontrolling interests of consolidated affiliates	(9.4)	(8.0)	(31.6)	(26.3)	(34.4)	(32.6)	(33.4)
Non-recurring items:							
UBS Settlement proceeds, less fees to derivative plaintiffs' attorneys	-	-	-	-	-	(73.8)	-
Net premium paid (received) on bond issuance/redemption	8.9	-	22.8	-	-	-	-
Cash paid for professional fees - accounting, tax and legal	4.0	5.2	16.2	13.8	17.2	15.3	18.2
Cash paid for government, class action and related settlements	-	-	7.7	0.8	2.9	11.2	7.4
Income tax refunds related to prior periods	(3.5)	(2.2)	(6.9)	(11.9)	(13.5)	(63.7)	(89.4)
Adjusted free cash flow	$ 32.4	$ 53.8	$ 144.1	$ 152.1	$ 181.4	$ 155.4	$ 9.3

HEALTHSOUTH

Exhibit 99.1
Adjusted Free Cash Flow

(1) Maintenance capital expenditures are expected to be approx $50 million in 2011 and $75 million in 2012.
(2) Final swap payment of $10.9 million was made in March 2011.

Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA

(Millions)	Q3 2011	Q3 2010	9 Months 2011	9 Months 2010	Full Year 2010	Full Year 2009	Full Year 2008
Net cash provided by operating activities	$ 53.9	$ 90.8	$210.8	$ 263.9	$ 331.0	$406.1	$227.2
Provision for doubtful accounts	(5.1)	(3.7)	(14.9)	(14.8)	(16.4)	(30.7)	(23.0)
Professional fees—accounting, tax, and legal	4.0	5.2	16.2	13.8	17.2	8.8	44.4
Interest expense and amortization of debt discounts	26.3	30.8	96.3	91.4	125.6	125.7	159.3
UBS Settlement proceeds, gross	-	-	-	-	-	(100.0)	-
Equity in net income of nonconsolidated affiliates	3.1	2.3	8.8	7.5	10.1	4.6	10.6
Net income attributable to noncontrolling interests in continuing operations	(11.4)	(10.3)	(34.5)	(30.3)	(40.9)	(33.3)	(29.8)
Amortization of debt discounts and fees	(1.0)	(1.7)	(3.3)	(5.1)	(6.3)	(6.6)	(6.5)
Distributions from nonconsolidated affiliates	(4.2)	(1.4)	(9.7)	(4.7)	(8.1)	(8.6)	(10.9)
Current portion of income tax (benefit) expense	(0.1)	(0.7)	(1.5)	(1.7)	2.9	(7.0)	(72.8)
Change in assets and liabilities	38.6	(12.6)	68.1	(14.1)	2.7	(2.0)	50.6
Net premium paid (received) on bond issuance/redemption	8.9	-	22.8	-	-	-	-
Change in government, class action and related settlements liability	-	-	(6.5)	0.8	2.9	11.2	7.4
Cash (provided by) used in operating activities of discontinued operations	(2.2)	(3.1)	(9.4)	(10.4)	(13.2)	(5.7)	(32.5)
Other	(0.3)	0.3	0.1	1.2	2.1	1.2	(1.4)
Adjusted EBITDA	$ 110.5	$ 95.9	$343.3	$ 297.5	$ 409.6	$363.7	$322.6

HEALTHSOUTH

Net Cash Provided by Operating Activities

Exhibit 99.1